SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) January 26, 2004
                               ------------------

                          Mission West Properties, Inc.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                                 ---------------
                 (State or Other Jurisdiction of Incorporation)


              1-8383                               95-2635431
            ----------                           --------------
     (Commission File Number)          (I.R.S. Employer Identification No.)


                10050 Bandley Drive, Cupertino, California 95014
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (408) 725-0700
                               -------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(1) Previous independent accountants

          (i) On Janurary 26, 2004, PricewaterhouseCoopers LLP, San Francisco, California ("PWC"), the independent accountant previously engaged as the principal accountant to audit the financial statements of Mission West Properties, Inc., (the "Company"), resigned as independent auditors for the Company, as stated in the letter attached as Exhibit 16.1 of this report. PWC did not issue a report of independent auditors' with respect to the Company's 2003 financial statements prior to its resignation.

          (ii) The reports of PWC on the Company's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) PWC informed the Chairman of the Audit Committee of the Company's board of directors of PWC's resignation after the close of business on January 26, 2004, and subsequently met with the Audit Committee on January 30, 2004 to discuss the reasons for the resignation.

          (iv) In connection with its audits for the two most recent fiscal years and through January 26, 2004, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the two most recent fiscal years and through January 26, 2004, there have been no "reportable events" (as defined in Regulation S-K
     Item 304(a)(1)(v)) other than an event of the type described in subparagraph (B) of such regulation as stated in the PWC letter attached as
     Exhibit 16.1 of this report.

     (2) The Company has not engaged new independent accountants during the two most recent fiscal years and any subsequent interim period. The Company is in discussions to engage a new independent accountant to audit the Company's financial statements for 2003.

     (3) The Company has asked PWC to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements within 10 business days from the date of this report.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 16.1 Letter of Resignation of PricewaterhouseCoopers LLP, dated January 26, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MISSION WEST PROPERTIES, INC.



Dated:  February 2, 2004                         By:  /s/ Carl E. Berg
                                                    ----------------------------
                                                    Carl E. Berg
                                                    Chief Executive Officer

EXHIBIT 16.1 TO FORM 8-K

RE-TYPED FROM ORIGINAL LETTER


January 26, 2004

Mr. John C. Bolger
Audit Committee Chairman
Mission West Proeprties, Inc.
96 Southerland Drive
Atherton, CA 94027


Dear Mr. Bolger:

In accordance with the terms of our engangment with Mission West PRoperties, Inc. (the "Company") as described in our engagement letter dated November 10, 2003, PricewaterhouseCoopers may decline to issue an audit report as a result of our engagement if, for any reason caused by or relating to the affairs or management of the Company, we are unable to complete the audit. The purpose of this letter is to inform you that the firm is unable to complete its audit of the COmpany's financial statements for the year ended December 31, 2003 due to such reasons and consequently we are resigning from this engagement.

We wish the Company all the best in the future.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

cc: Carl E. Berg, Chairman of the Board and Chief Executive Officer